Exhibit 99.1

Supplemental Operating and Financial Data
December 31, 2008

Fourth Quarter and Full Year 2008

Franklin Street Properties Corp.
401 Edgewater Place
Suite 200
Wakefield, MA 01880
781-557-1300
www.franklinstreetproperties.com

Table of Contents
December 31, 2008

Company Overview	pg 3

Key Financial Data
Financial Highlights	pg 6
Management’s Key Operating Measures	pg 7
EPS, FFO, GOS and FFO + GOS	pg 8
Income Statements	pg 9
Balance Sheets	pg 10
Cash Flow Statements	pg 11
Segment Information	pg 12
Property Net Operating Income (NOI): Cash and GAAP Basis	pg 13
Capital Analysis	pg 14
Capital Expenditures	pg 14

Portfolio Overview
Property by Form of FSP Participation	pg 15
Regional Analysis, Map	pg 16
Owned Property List	pg 17

Tenant Analysis
Twenty Largest Tenants, Industry Profile	pg 18
Lease Expirations by Square Feet	pg 19

Transactional Drivers
Capital Recycling: Acquisitions and Dispositions	pg 20
Investment Banking Performance	pg 21

FFO and FFO + GOS Reconciliations and Definitions	pg 22

NOI Reconciliation	pg 23

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Franklin Street Properties Corp.  December 31, 2008

Company Overview

Overview
Franklin Street Properties Corp. (“FSP”) (NYSE Alternext US: FSP) is an investment firm focused on achieving current income and long-term growth through investments in commercial properties. FSP’s portfolio of real estate assets consists primarily of suburban office buildings and includes select investments in central business district (CBD) properties. FSP’s real estate operations include property acquisitions and dispositions, interim acquisition and short-term financing, leasing, development and asset management. FSP’s subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and registered broker/dealer.

Our Business
FSP operates in two business segments and has two principal sources of revenue; real estate operations and investment banking/investment services. Real estate operations include rental income from real estate leasing, interest income from loans made for interim acquisition or other purposes, and fee income from asset management. Investment banking/investment services generate brokerage commissions, loan origination fees, development services and other fees related to the organization of single-purpose entities that own real estate and the private placement of equity in those entities.

Strategy
FSP’s investment strategy is to make selective acquisitions based on market and/or property specific criteria, actively manage the property to maximize its value and dispose of the property when the ideal time or situation arises. Proceeds from property sales are redeployed into other specific real estate assets, used for other corporate purposes and/or paid out to shareholders as special dividends. Unlike many real estate investment companies, which have utilized significant leverage in an attempt to enhance their real estate portfolio’s returns, FSP has used very moderate leverage to date. FSP’s historical growth has been achieved without the use of permanent mortgage debt on any of our properties. This model has significantly reduced FSP’s risk profile by reducing foreclosure, financing and refinancing risk. The Company’s strategy is to employ modest leverage to accelerate its growth and capitalize on market conditions and opportunities as they arise. In addition, FSP believes that it can lower investment risk while enhancing current income and long-term appreciation potential by owning properties in diversified geographic locations that have sound long-term economic growth potential.

Snapshot
(as of December 31, 2008)

Corporate Headquarters	Wakefield, MA
Fiscal Year-End	December 31
Total Properties	29
Total Square Feet	5.4 million
Common Shares Outstanding	70.5 million
Quarterly Dividend	$0.19
Dividend Yield	5.2%
Total Market Capitalization	$1.0 billion
Insider Holdings	16%

Franklin Street Properties Corp.  December 31, 2008

Company Overview

Structure of the Company
FSP has elected to be taxed as a Real Estate Investment Trust (REIT) under the Internal Revenue Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement to distribute at least 90% of our adjusted taxable income to our shareholders. Management intends to continue to adhere to these requirements and to maintain our REIT status. As a REIT we are entitled to a tax deduction for some or all of the dividends we pay to shareholders. Accordingly, we generally will not be subject to federal income taxes as long as we distribute an amount equal to or in excess of our taxable income to shareholders.

Dividend Philosophy
FSP has been able to offer shareholders high-quality, risk-adjusted returns. The ongoing and recurring rental revenue stream provides stability to our regular quarterly dividend. In addition, the possibility exists for the payment of annual special dividends resulting from the sale of properties in the portfolio and FSP’s income from the investment banking business.

Board of Directors and Management

George J. Carter
President, Chief Executive Officer
Chairman of the Board

Barbara J. Fournier
Executive Vice President,  Chief Operating Officer,
Treasurer, Secretary and Director

Janet Notopoulos
Executive Vice President and Director

John N. Burke
Director
Chair, Audit Committee
Member, Compensation Committee

Dennis J. McGillicuddy
Director
Member, Audit Committee
Member, Compensation Committee

Georgia Murray
Director
Chair, Compensation Committee
Member, Audit Committee

Barry Silverstein
Director
Member, Audit Committee
Member, Compensation Committee

John G. Demeritt
Executive Vice President and
Chief Financial Officer

Scott H. Carter
Executive Vice President, General Counsel
and Assistant Secretary

Franklin Street Properties Corp.  December 31, 2008

Company Overview

Corporate Headquarters	Trading Symbol	Inquiries
401 Edgewater Place, Suite 200	Stock Exchange Listing:	Inquires should be directed to:
Wakefield, MA 01880	NYSE Alternext US	Investor Relations
(t) 781-557-1300	Symbol: FSP	877-686-9496 or
(f) 781-246-2807		InvestorRelations@franklinstreetproperties.com
www.franklinstreetproperties.com

Common Stock Data (NYSE Alternext US: FSP)
	For the Three Months Ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
High Price	15.00	14.80	16.09	15.38	18.52
Low Price	8.13	11.25	12.50	11.50	14.45
Closing Price, at the end of the quarter	14.75	13.00	12.64	14.32	14.80
Dividends paid per share – quarterly	0.19	0.19	0.31	0.31	0.31
Closing dividend yield – annualized	5.2%	5.8%	9.8%	8.7%	8.4%
Common shares outstanding (millions)	70.48	70.48	70.48	70.48	70.48

Timing
Quarterly results are expected to be announced according to the following schedule:

First Quarter:	Late April	Third Quarter:	Early November
Second Quarter:	Early August	Fourth Quarter:	Late February

Franklin Street Properties Corp.  December 31, 2008

Financial Highlights
(in thousands, except per share data)

	Twelve Months Ended		Three Months Ended

	12/31/08	12/31/07	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Income Items:
Revenue:
Rental	$111,198	$100,961	$28,915	$27,927	$27,700	$26,656	$25,851
Related party revenue	9,146	25,914	410	984	6,818	934	6,202
Other	72	118	20	13	19	20	34
Total revenue	120,416	126,993	29,345	28,924	34,537	27,610	32,087

Total expenses	92,439	92,153	23,547	22,658	24,538	21,696	23,185

Income before interest income, equity in earnings (losses) in non-consolidated REITs and taxes	27,977	34,840	5,798	6,266	9,999	5,914	8,902
Interest income	745	2,377	88	177	177	303	514
Equity in earnings (losses) in non-consolidated REITs	2,747	(464)	580	679	695	793	147

Income before taxes	31,469	36,753	6,466	7,122	10,871	7,010	9,563
Income tax expense (benefit)	(490)	647	(153)	(297)	335	(375)	359

Income from continuing operations	31,959	36,106	6,619	7,419	10,536	7,385	9,204
Income from discontinued operations	-	1,190	-	-	-	-	(70)
Gain on sale of assets	-	23,789	-	-	-	-	257

Net income	$31,959	$61,085	$6,619	$7,419	$10,536	$7,385	$9,391

FFO + GOS*:
FFO	$69,204	$75,049	$16,199	$17,085	$20,283	$15,637	$18,572
GOS	-	23,789	-	-	-	-	257
FFO+GOS	$69,204	$98,838	$16,199	$17,085	$20,283	$15,637	$18,829

Per Share Data:
EPS	$0.45	$0.86	$0.09	$0.11	$0.15	$0.10	$0.13
FFO	0.98	1.06	0.23	0.24	0.29	0.22	0.27
GOS	-	0.34	-	-	-	-	-
FFO+GOS	0.98	1.40	0.23	0.24	0.29	0.22	0.27

Weighted Aveage Shares (diluted)	70,481	70,651	70,481	70,481	70,481	70,481	70,481

Balance Sheet Items:
Real estate, net	$844,058	$790,319	$844,058	$812,438	$815,710	$787,398	$790,319
Other assets, net	181,375	213,147	181,375	184,622	186,647	196,664	213,147
Total assets, net	1,025,433	1,003,466	1,025,433	997,060	1,002,357	984,062	1,003,466
Total liabilities, net	176,346	112,848	176,346	138,192	137,517	107,907	112,848
Shareholders' equity	848,997	890,618	848,997	858,868	864,840	876,155	890,618

* See page 22 for a reconciliation of Net Income to FFO and FFO + GOS and definitions of FFO and FFO+GOS

Franklin Street Properties Corp.  December 31, 2008

Management’s Key Operating Measures

Total Profits* by Segment
(in thousands)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
2004
2005
2006
2007
2008
Fee income from real estate banking
Gain on sale of properties
Rental income from properties

Shareholder Equity per Share
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
2004
2005
2006
2007
2008

* See page 22 for a reconciliation of Net Income to FFO and FFO+GOS (Total Profits) and definitions of FFO and FFO+GOS (Total Profits)

Franklin Street Properties Corp.  December 31, 2008

EPS, FFO, GOS and FFO+GOS*

*See page 22 for a reconciliation of Net Income to FFO and FFO + GOS and definitions of FFO and FFO + GOS

Franklin Street Properties Corp.  December 31, 2008

Condensed Consolidated Income Statements
($ in thousands, except per share amounts)

	Twelve Months Ended		Three Months Ended
	12/31/08	12/31/07	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Revenue:
Rental	$111,198	$100,961	$28,915	$27,927	$27,700	$26,656	$25,851
Related party revenue:
Syndication fees	3,766	8,986	-	304	3,257	205	1,896
Transaction fees	3,641	9,898	35	300	3,138	168	2,452
Management fees and interest income from loans	1,739	7,030	375	380	423	561	1,854
Other	72	118	20	13	19	20	34
Total revenue	120,416	126,993	29,345	28,924	34,537	27,610	32,087

Expenses:
Real estate operating expenses	28,999	26,171	8,026	7,159	7,116	6,698	7,145
Real estate taxes and insurance	17,740	16,761	4,365	4,590	4,505	4,280	4,046
Depreciation and amortization	30,360	29,334	7,744	7,666	7,592	7,358	7,624
Selling, general and administrative	8,268	7,466	1,711	1,927	2,621	2,009	1,790
Commissions	2,151	4,737	131	208	1,654	158	1,017
Interest	4,921	7,684	1,570	1,108	1,051	1,192	1,563
Total expenses	92,439	92,153	23,547	22,658	24,539	21,695	23,185

Income before interest income, equity in earnings (losses) of non-consolidated REITs and taxes	27,977	34,840	5,798	6,266	9,998	5,915	8,902
Interest income	745	2,377	88	177	177	303	514
Equity in earnings (losses) of non-consolidated REITs	2,747	(464)	580	679	695	793	147

	31,469	36,753	6,466	7,122	10,870	7,011	9,563
Income tax expense (benefit)	(490)	647	(153)	(297)	335	(375)	359

Income from continuing operations	31,959	36,106	6,619	7,419	10,535	7,386	9,204
Income from discontinued operations	-	1,190	-	-	-	-	(70)
Gain on sale of assets	-	23,789	-	-	-	-	257

Net income	$31,959	$61,085	$6,619	$7,419	$10,535	$7,386	$9,391

Weighted average number of shares outstanding, basic and diluted	70,481	70,651	70,481	70,481	70,481	70,481	70,481

Earnings per share, basic and diluted, attributable to:
Continuing operations	$0.45	$0.51	$0.09	$0.11	$0.15	$0.10	$0.13
Discontinued operations	-	0.01	-	-	-	-	-
Gains on sales of assets	-	0.34	-	-	-	-	-
Net income per share, basic and diluted	$0.45	$0.86	$0.09	$0.11	$0.15	$0.10	$0.13

Franklin Street Properties Corp.  December 31, 2008

Condensed Consolidated Balance Sheets
(in thousands)

	December 31,	September 30,	June 30,	March 31,
	2008	2008	2008	2008
Assets:
Real estate assets:
Land	$107,153	$100,440	$100,440	$99,140
Buildings and improvements	810,732	780,276	778,107	745,488
Fixtures and equipment	299	301	219	219
	918,184	881,017	878,766	844,847
Less accumulated depreciation	74,126	68,579	63,056	57,449
Real estate assets, net	844,058	812,438	815,710	787,398

Acquired real estate leases, net	28,518	28,024	30,905	30,826
Investment in non-consolidated REITs	83,046	83,896	84,609	86,235
Assets held for syndication, net	13,254	13,335	14,039	24,593
Cash and cash equivalents	29,244	34,527	34,386	32,227
Restricted cash	336	336	336	336
Tenant rent receivables, net	1,329	1,174	989	1,694
Straight-line rent receivable, net	8,816	8,255	7,894	7,638
Prepaid expenses	2,206	2,922	1,061	1,654
Other assets	3,531	1,475	1,588	1,540
Office computers and furniture, net	281	313	331	340
Deferred leasing commissions, net	10,814	10,365	10,509	9,581
Total assets	$1,025,433	$997,060	$1,002,357	$984,062

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$67,468	$105,118	$109,995	$84,750
Term loan payable	75,000	-	-	-
Accounts payable and accrued expenses	22,297	24,945	18,984	16,633
Accrued compensation	1,654	1,652	1,845	415
Tenant security deposits	1,874	1,823	1,810	1,923
Other liabilities: derivative termination value	3,099	-	-	-
Acquired unfavorable real estate leases, net	5,044	4,654	4,883	4,186
Total liabilities	176,436	138,192	137,517	107,907

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	-	-	-	-
Common stock	7	7	7	7
Additional paid-in capital	889,019	889,019	889,019	889,019
Accumulated other comprehensive loss	(3,099)
Earnings (distributions) in excess of accumulated earnings/distributions	(36,930)	(30,158)	(24,186)	(12,871)
Total stockholders’ equity	848,997	858,868	864,840	876,155
Total liabilities and stockholders’ equity	$1,025,433	$997,060	$1,002,357	$984,062

Franklin Street Properties Corp.  December 31, 2008

Condensed Consolidated Statements of Cash Flows
(in thousands)

	Twelve Months ended December 31
	2008	2007

Cash flows from operating activities:
Net income	$31,959	$61,085
Adjustments to reconcile net income to net cash provided by operating activities:
Gains on assets sold	-	(23,789)
Depreciation and amortization expense	30,444	30,563
Amortization of above market lease	4,283	4,948
Equity in earnings (losses) from non-consolidated REITs	(2,747)	472
Distributions from non-consolidated REITs	5,348	1,806
Increase in bad debt reserve	79	(3)
Changes in operating assets and liabilities:
Restricted cash	-	425
Tenant rent receivables, net	64	971
Straight-line rents, net	(1,406)	(3,359)
Prepaid expenses and other assets, net	(901)	374
Accounts payable and accrued expenses	448	1,884
Accrued compensation	90	(1,079)
Tenant security deposits	-	130
Payment of deferred leasing commissions	(3,353)	(4,314)

Net cash provided by operating activities	64,308	70,114

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs	(73,888)	(77,894)
Purchase of acquired favorable and unfavorable leases	(4,508)	(3,726)
Investment in non-consolidated REITs	(10)	(82,831)
Investment in loan receivable	(1,125)	-
Redemption of certificate of deposit	-	5,143
Changes in deposits on real estate assets	(1,300)	-
Investment in assets held for syndication, net	12,236	(22,093)
Proceeds received on sales of real estate assets	-	96,102

Net cash used in investing activities	(68,595)	(85,299)

Cash flows from financing activities:
Distributions to stockholders	(70,481)	(87,662)
Purchase of treasury shares	-	(4,767)
Borrowings (repayments) under bank note payable, net	(17,282)	84,750
Borrowings under term note payable	75,000	-
Deferred financing costs	(694)	(121)

Net cash (used in) provided by financing activities	(13,457)	(7,800)

Net increase (decrease) in cash and cash equivalents	(17,744)	(22,985)

Cash and cash equivalents, beginning of period	46,988	69,973

Cash and cash equivalents, end of period	$29,244	$46,988

Franklin Street Properties Corp.  December 31, 2008

Segment Information*
($ in thousands except per share amounts)

	Three Months Ended December 31, 2008			Three Months Ended December 31, 2007			Year Ended December 31, 2008			Year Ended December 31, 2007
	Real Estate	Investment Banking	Total	Real Estate	Investment Banking	Total	Real Estate	Investment Banking	Total	Real Estate	Investment Banking	Total
Revenue:
Rental Income	$28,915	$-	$28,915	$25,851	$-	$25,851	$111,198	$-	$111,198	$100,961	$-	$100,961
Syndication Fees	-	-	-	-	1,896	1,896	-	3,766	3,766	-	8,986	8,986
Transaction Fees	-	35	35	-	2,452	2,452	-	3,641	3,641	-	9,898	9,898
Management Fees & Interest Income	375	-	375	1,850	4	1,854	1,739	-	1,739	7,026	4	7,030
Other Income	20	-	20	34	-	34	72	-	72	83	35	118

Total Revenue	29,310	35	29,345	27,735	4,352	32,087	113,009	7,407	120,416	108,070	18,923	126,993

Expenses
Rental Operating Expenses	8,026	-	8,026	7,145	-	7,145	28,999	-	28,999	26,170	-	26,170
Real Estate Taxes and Insurance	4,365	-	4,365	4,045	-	4,045	17,740	-	17,740	16,536	-	16,536
Depreciaton and Amortization	7,712	32	7,744	7,581	43	7,624	30,222	138	30,360	29,200	134	29,334
Selling, general and administrative	854	857	1,711	842	949	1,791	4,229	4,039	8,268	3,440	4,026	7,466
Commissions and Broker Expenses	100	31	131	-	1,017	1,017	100	2,051	2,151	-	4,737	4,737
Interest & Commitment Fees	1,570	-	1,570	1,563	-	1,563	4,921	-	4,921	7,684	-	7,684
Total Expenses	22,627	920	23,547	21,176	2,008	23,185	86,211	6,228	92,439	83,030	8,897	91,927

Income before Equity, Interest and Taxes	6,683	(885)	5,798	6,559	2,343	8,902	26,798	1,179	27,977	25,040	10,026	35,066
Interest Income	80	8	88	499	15	514	709	36	745	2,317	60	2,377
Equity Income SARs	580	-	580	147	-	147	2,747	-	2,747	(464)	-	(464)
Income before Taxes	7,343	(877)	6,466	7,205	2,358	9,563	30,254	1,215	31,469	26,893	10,086	36,979
Income Taxes	64	(217)	(153)	64	295	359	246	(736)	(490)	226	647	873
Income from continuing operations	7,279	(660)	6,619	7,141	2,063	9,204	30,008	1,951	31,959	26,667	9,439	36,106
Income from discontinued operations	-	-	-	(70)	-	(70)	-	-	-	1,190	-	1,190
Gain on sale of assets	-	-	-	257	-	257	-	-	-	23,789	-	23,789
Net Income	$7,279	$(660)	$6,619	$7,328	$2,063	$9,391	$30,008	$1,951	$31,959	$51,646	$9,439	$61,085

Funds From Operations (FFO)*
Net income	$7,279	$(660)	$6,619	$7,328	$2,063	$9,391	$30,008	$1,951	$31,959	$51,646	$9,439	$61,085
Gain on sale of assets, net	-	-	-	(257)	-	(257)	-	-	-	(23,789)	-	(23,789)
Equity in income of SARs	(580)	-	(580)	(147)	-	(147)	(2,747)	-	(2,747)	472	-	472
Cash received from SARs	1,510	-	1,510	607	-	607	5,348	-	5,348	1,806	-	1,806
Depreciation and amortization	8,618	32	8,650	8,935	43	8,978	34,505	138	34,643	35,340	134	35,474
Funds From Operations (FFO)*	16,827	(628)	16,199	16,466	2,106	18,571	67,114	2,089	69,203	65,475	9,573	75,048

EPS	$0.10	$(0.01)	$0.09	$0.10	$0.03	$0.13	$0.43	$0.03	$0.45	$0.73	$0.13	$0.86
FFO per Share*	$0.24	$(0.01)	$0.23	$0.23	$0.03	$0.26	$0.95	$0.03	$0.98	$0.93	$0.14	$1.06

Weighted Average Shares			70,481			70,481			70,481			70,651

*See page 22 for a reconciliation of Net Income to FFO and FFO + GOS and definitions of FFO and FFO + GOS

Franklin Street Properties Corp.  December 31, 2008

Property Net Operating Income (NOI): Cash and GAAP Basis
(in thousands)

Property NOI Cash*			Three Months Ended				Twelve Months Ended	Three Months Ended				Twelve Months Ended
		12/31/08
Region	Division	Sq Feet	3/31/08	6/30/08	9/30/08	12/31/08	2008 Total	3/31/07	6/30/07	9/30/07	12/31/07	2007 Total

Eastern	Mideast	1,164	$3,321	$3,230	$3,059	$3,470	$13,080	$2,000	$2,324	$3,191	$3,047	$10,562

Midwest	East North Central	597	1,537	1,443	1,400	1,393	5,773	1,446	1,355	1,405	1,617	5,823
	West North Central	477	1,132	1,228	1,381	1,312	5,053	1,077	1,083	1,115	1,125	4,400
		1,074	2,669	2,671	2,781	2,705	10,826	2,523	2,438	2,520	2,742	10,223

South	Southeast	600	2,403	2,507	2,370	2,149	9,429	2,365	2,399	2,428	2,406	9,598
	Southwest	1,489	4,574	4,850	4,954	4,944	19,322	4,343	3,881	3,842	4,465	16,531
		2,089	6,977	7,357	7,324	7,093	28,751	6,708	6,280	6,270	6,871	26,129

West	Mountain	792	2,996	2,969	3,020	2,994	11,979	2,173	2,356	2,770	2,389	9,688
	Pacific	299	322	359	313	237	1,231	(72)	(64)	(56)	(38)	(230)
		1,091	3,318	3,328	3,333	3,231	13,210	2,101	2,292	2,714	2,351	9,458

Total		5,418	$16,285	$16,586	$16,497	$16,499	$65,867	$13,332	$13,334	$14,695	$15,011	$56,372

Property NOI GAAP*			Three Months Ended				Twelve Months Ended	Three Months Ended				Twelve Months Ended
		12/31/08
Region	Division	Sq Feet	3/31/08	6/30/08	9/30/08	12/31/08	2008 Total	3/31/07	6/30/07	9/30/07	12/31/07	2007 Total

Eastern	Mideast	1,164	$3,339	$3,289	$3,131	$3,554	$13,313	$2,089	$2,334	$3,289	$3,139	$10,851

Midwest	East North Central	597	1,619	1,479	1,496	1,561	6,155	1,562	1,501	1,520	1,725	6,308
	West North Central	477	1,043	1,157	1,279	1,215	4,694	952	981	1,157	1,148	4,238
		1,074	2,662	2,636	2,775	2,776	10,849	2,514	2,482	2,677	2,873	10,546

South	Southeast	600	2,342	2,410	2,263	2,336	9,351	2,622	2,637	2,621	2,284	10,164
	Southwest	1,489	4,708	4,933	5,095	5,043	19,779	4,797	4,096	4,008	4,574	17,475
		2,089	7,050	7,343	7,358	7,379	29,130	7,419	6,733	6,629	6,858	27,639

West	Mountain	792	3,139	3,190	3,231	3,068	12,628	2,549	2,613	2,952	2,542	10,656
	Pacific	299	345	385	347	276	1,353	(68)	(47)	(14)	(22)	(151)
		1,091	3,484	3,575	3,578	3,344	13,981	2,481	2,566	2,938	2,520	10,505

Total		5,418	$16,535	$16,843	$16,842	$17,053	$67,273	$14,503	$14,115	$15,533	$15,390	$59,541

*See page 23 for a reconciliation of Net Income to Property NOI Cash and Property NOI GAAP.

Franklin Street Properties Corp.  December 31, 2008

Capital Analysis and Capital Expenditures
(in thousands, except per share amounts)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
Market Data:
Shares Outstanding	70,481	70,481	70,481	70,481	70,481
Closing market price per share	$14.75	$13.00	$12.64	$14.32	$14.80
Market capitalization	$1,039,590	$916,249	$890,876	$1,009,284	$1,043,114

Dividend Data:
Total dividends paid	$13,391	$13,391	$21,849	$21,849	$21,849
Common dividend per share	$0.19	$0.19	$0.31	$0.31	$0.31
Quarterly dividend as a % of FFO*	82.6%	78.4%	107.7%	139.7%	117.6%

Liquidity:
Cash and cash equivalents	$29,244	$34,527	$34,386	$32,227	$46,988
Revolving credit facilities:
Gross potential available under current credit facilities	250,000	250,000	250,000	250,000	250,000
Less:
Outstanding balance	(67,468)	(105,118)	(109,955)	(84,750)	(84,750)
Total Liquidity	$211,776	$179,409	$174,431	$197,477	$212,238

Owned Property Capital Expenditures
Tenant Improvement Costs and Leasing Commissions

	Twelve Months Ended		Three Months Ended
	12/31/08	12/31/07	12/31/08	9/30/08	6/30/08	3/31/08
Tenant improvements	$5,387	$6,596	$823	$1,667	$560	$2,337
Deferred leasing costs	3,354	4,314	919	305	1,313	817
Building improvements	1,728	4,504	419	740	372	197
Increase to investments in building	-	-	-	-	-	-
Total	$10,469	$15,414	$2,161	$2,712	$2,245	$3,351

Franklin Street Properties Corp.  December 31, 2008

Portfolio Overview

Property by Form of FSP Participation

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Owned portfolio of commercial real estate:
Number of properties	29	27	27	26	26
Square feet	5,417,515	5,153,737	5,153,396	4,997,128	4,998,280
Leased percentage	93%	93%	93%	93%	93%

Investments in non-consolidated commercial real estate:
Number of properties	2	2	2	3	3
Square feet	1,461,224	1,461,224	1,459,420	1,615,395	1,614,380
Leased percentage	80%	79%	78%	80%	92%

Single Asset REITs (SARs) managed:
Number of properties	10	10	10	9	9
Square feet *	2,684,561	2,683,105	2,682,931	2,682,770	2,682,770
Leased percentage*	92%	92%	93%	93%	92%

Total owned, investments and managed properties:
Number of properties	41	39	39	38	38
Square feet *	9,563,300	9,298,066	9,295,747	9,295,293	9,295,430
Leased percentage*	91%	90%	91%	91%	93%

*Excludes a property to be constructed with approximately 285,000 square feet

Franklin Street Properties Corp.  December 31, 2008

Portfolio Overview
(as of December 31, 2008)

Owned:
Name	City	State	Region	Square Feet
Park Seneca	Charlotte	NC	East	109,550
Forest Park	Charlotte	NC	East	62,212
Meadow Point	Chantilly	VA	East	134,850
Innsbrook	Glen Allen	VA	East	297,789
East Baltimore	Baltimore	MD	East	325,410
Loudoun Tech Center	Dulles	VA	East	135,888
Bollman Place (1)	Savage	MD	East	98,745
Southfield Centre	Southfield	MI	MidWest	214,697
Northwest Point	Elk Grove Village	IL	MidWest	176,848
River Crossing	Indianapolis	IN	MidWest	205,059
Timberlake	Chesterfield	MO	MidWest	232,766
Timberlake East	Chesterfield	MO	MidWest	116,312
Lakeside Crossing	St. Louis	MO	MidWest	127,778
Blue Lagoon Drive	Miami	FL	South	212,619
One Overton Place	Atlanta	GA	South	387,267
Willow Bend Office Center	Plano	TX	South	116,622
Park Ten LP	Houston	TX	South	155,715
Addison Circle	Addison	TX	South	293,787
Collins Crossing	Richardson	TX	South	298,766
Eldridge Green	Houston	TX	South	248,399
Park Ten Phase II	Houston	TX	South	156,746
Liberty Plaza	Addison	TX	South	218,934
Centennial Technology Center	Colorado Springs	CO	West	110,730
380 Interlocken	Broomfield	CO	West	240,184
Greenwood Plaza	Englewood	CO	West	199,077
390 Interlocken	Broomfield	CO	West	241,516
Hillview Center	Milpitas	CA	West	36,288
Federal Way	Federal Way	WA	West	117,010
Montague Business Center	San Jose	CA	West	145,951

Total				5,417,515

Managed:
Name	City	State	Region	Square Feet
1441 Main Street	Columbia	SC	East	267,549
303 East Wacker Drive	Chicago	IL	MidWest	842,717
505 Waterford	Plymouth	MN	MidWest	256,348
50 South Tenth Street	Minneapolis	MN	MidWest	498,768
Grand Boulevard	Kansas City	MO	MidWest	532,453
Satellite Place	Duluth	GA	South	132,866
5601 Executive Drive	Irving	TX	South	152,121
Galleria North	Dallas	TX	South	379,518
Energy Tower I	Houston	TX	South	325,796
Phoenix Tower	Houston	TX	South	618,507
Highland Place I	Centennial	CO	West	139,142

Total (2)				4,145,785

(1) Industrial property, all others are office properties
(2) Excludes property under construction in Broomfield, Co of approximately 285,000 square feet

Properties by Division/Region
($ in thousands)
				NBV (a)	% Leased
	# of Properties	Square Feet	% of Portfolio	12/31/2008	12/31/2008

East Region Total	7	1,164,444	21.5	$ 157,022	97.98%
East North Central Division	3	596,604	11.0	84,022	95.04%
West North Central	3	476,856	8.8	74,375	100.00%
Midwest Region Total	6	1,073,460	19.8	158,397	97.24%
Southeast	2	599,886	11.1	127,125	93.39%
Southwest	7	1,488,969	27.5	234,097	91.68%
South Region Total	9	2,088,855	38.6	361,222	92.17%
Mountain	4	791,507	14.6	130,461	95.64%
Pacific	3	299,249	5.5	36,392	57.24%
West Region Total	7	1,090,756	20.1	166,853	86.55%

Grand Total	29	5,417,515	100	$ 843,494	93.29%

(a) NBV is for real estate assets, excluding intangibles

Franklin Street Properties Corp.  December 31, 2008

Owned Property List
At December 31, 2008

(in thousands)						NBV (1)	% Leased
Region	Division	Name	City	State	S.F.	12/31/08	12/31/08

West	Pacific	Hillview Center	Milpitas	CA	36	$ 4,318	100.0%
West	Pacific	Montague Business Center	San Jose	CA	146	17,022	81.1%
West	Mountain	380 Interlocken	Broomfield	CO	240	43,403	94.8%
West	Mountain	390 Interlocken	Broomfield	CO	241	44,338	100.0%
West	Mountain	Centennial Technology Center	Colorado Springs	CO	111	12,389	94.3%
West	Mountain	Greenwood Plaza	Englewood	CO	199	30,332	100.0%
South	Southeast	Blue Lagoon Drive	Miami	FL	213	49,276	100.0%
South	Southeast	One Overton Place	Atlanta	GA	387	77,849	89.8%
MidWest	East North Central	Northwest Point	Elk Grove Village	IL	177	31,402	100.0%
MidWest	East North Central	River Crossing	Indianapolis	IN	205	37,444	98.2%
East	Mideast	East Baltimore	Baltimore	MD	325	57,787	96.6%
East	Mideast	Bollman Place	Savage	MD	99	5,143	100.0%
MidWest	East North Central	Southfield Centre	Southfield	MI	215	15,176	88.0%
MidWest	West North Central	Timberlake	Chesterfield	MO	233	37,267	100.0%
MidWest	West North Central	Timberlake East	Chesterfield	MO	116	19,061	100.0%
MidWest	West North Central	Lakeside Crossing	St. Louis	MO	128	18,048	100.0%
East	Mideast	Park Seneca	Charlotte	NC	109	7,896	88.7%
East	Mideast	Forest Park	Charlotte	NC	62	6,440	100.0%
South	Southwest	Addison Circle	Addison	TX	294	48,950	89.5%
South	Southwest	Liberty Plaza	Addison	TX	219	26,245	82.7%
South	Southwest	Park Ten LP	Houston	TX	156	19,448	95.9%
South	Southwest	Eldridge Green	Houston	TX	248	44,750	100.0%
South	Southwest	Park Ten Phase II	Houston	TX	157	32,533	97.8%
South	Southwest	Willow Bend Office Center	Plano	TX	117	18,125	61.2%
South	Southwest	Collins Crossing	Richardson	TX	299	44,046	100.0%
East	Mideast	Meadow Point	Chantilly	VA	135	18,837	100.0%
East	Mideast	Loudoun Tech Center	Dulles	VA	136	18,098	100.0%
East	Mideast	Innsbrook	Glen Allen	VA	298	43,384	100.0%
West	Pacific	Federal Way	Federal Way	WA	117	15,051	14.2%
					5,418	$ 844,058	93.3%
(1) NBV is for real estate assets, excluding intangibles

Franklin Street Properties Corp.  December 31, 2008

Tenant Analysis
(as of December 31, 2008)

	Tenant Name	Type of Industry	Square Feet	% of Total Sq. Feet

1	Capital One Services, Inc.*	Financial Services/Credit Card/Finance	297,789	5.5%
2	Citgo Petroleum Corporation	Oil & Gas	248,399	4.6%
3	Tektronix Texas, LLC	Systems Technology	241,372	4.5%
4	Burger King Corporation	Restaurant/Food	212,619	3.9%
5	New Era of Networks, Inc. (Sybase)	Technology	199,077	3.7%
6	Citgroup Credit Services, Inc.**	Banking/Credit Card/Finance	176,848	3.3%
7	RGA Reinsurance Company	Reinsurance	171,120	3.2%
8	International Business Machines Corp.	Computer Consulting	138,033	2.5%
9	Giesecke & Devrient America	Computer Consulting/Currency Automation	135,888	2.5%
10	Murphy Exploration & Production Company	Crude oil and natural gas exploration	133,786	2.5%
11	CACI Technologies, Inc.	Defense Consulting	132,896	2.5%
12	Monsanto	Chemicals & Allied Products MFRS	127,778	2.4%
13	Maines Paper and Food Service, Inc.	Food Distribution	98,745	1.8%
14	Jones Lang Lasalle	Real Estate Services	92,827	1.7%
15	AMDOCS, Inc.	Telephone Technology	91,928	1.7%
16	Ober Kaler Grimes	Law Firm	90,811	1.7%
17	County of Santa Clara	Executive Legislative & General Government	90,467	1.7%
18	Technip-Coflexip USA Holdings, Inc	Oil Engineering/Construction Svcs	86,059	1.6%
19	Vail Corp, dba Vail Resorts	Ski Area Operator	83,620	1.5%
20	Corporate Holdings, LLC	Real Estate Holding Company	81,818	1.5%
		Total Square Footage	2,931,880	54.1%

*   Capital One sublets all of the space to LandAmerica Financial Group, Inc.  LandAmerica Financial Group, Inc. entered into a direct lease with us which commences at the expiration of the Capital One lease on October 31, 2009.  On November 26, 2008, LandAmerica Financial Group, Inc. filed a voluntary motion for relief under Chapter 11 of the Bankruptcy Code. As of February 20,2009, no motion to assume or reject the direct lease had been filed by LandAmerica Financial Group, Inc.

**  The lease with Citicorp Credit Services, Inc. is guaranteed by Citigroup.

Franklin Street Properties Corp.  December 31, 2008

Lease Expirations by Square Feet
(as of December 31, 2008)

Year	Total Square Feet	% of Square Feet Commercial

2009	612,905	11.3%
2010	752,508	13.9%
2011	376,047	6.9%
2012	755,752	14.0%
2013	342,809	6.3%
2014	477,836	8.8%
2015	411,877	7.6%
2016*	785,638	14.5%
2017	160,794	3.0%
2018	276,844	5.1%
2019	83,620	1.5%
2020	16,142	0.3%
Vacant 12/31/08	364,743	6.8%

Total Commercial	5,417,515	100.0%

*Includes the LandAmerica Financial Group, Inc. lease, which is scheduled to expire in 2016.

Franklin Street Properties Corp.  December 31, 2008

Capital Recycling
($ in thousands)

Acquisitions:
	State/Region	Property Type	Square Feet	Date Acquired	Purchase Price
2008
Park Ten Phase II	TX/South	Office	156,746	5/15/08	$ 35,079
Lakeside Crossing	MO/Midwest	Office	127,778	12/11/08	20,003
Loudoun Tech Center	VA/East	Office	135,888	12/23/08	18,628

2007
East Baltimore	MD/East	Office	325,298	6/13/07	63,592

2006
Liberty Plaza	TX/South	Office	218,934	2/24/06	26,472
Innsbrook	VA/East	Office	297,789	5/1/05	48,240
380 Interlocken	CO/West	Office	240,184	5/1/06	47,587
Blue Lagoon Drive	FL/South	Office	212,619	5/1/06	56,051
Eldridge Green	TX/South	Office	248,399	5/1/06	53,435
Willow Bend Office Center	TX/South	Office	116,622	5/1/06	19,713
One Overton Place	GA/South	Office	387,267	6/27/06	85,284
390 Interlocken	CO/West	Office	241,516	12/21/06	46,459

2005
Greenwood Plaza	CO/West	Office	199,077	2/24/05	44,116
Addison Circle	TX/South	Office	293,787	5/1/05	56,295
Royal Ridge	GA	Office	161,366	5/1/05	27,391
Collins Crossing	TX/South	Office	298,766	5/1/05	53,667
Montague Business Center	CA/West	Office	145,951	5/1/05	20,147
River Crossing	IN/Midwest	Office	205,059	7/6/05	42,016

Dispositions:

2007	State/Region	Property Type	Square Feet	Date Acquired	Net Sales Proceeds	Gain (Loss) on Sale
Piedmont Center	SC/East	Office	144,029	1/31/07	$ 5,830	$ (4,849)
Royal Ridge	GA/South	Office	161,366	6/21/07	32,535	6,601
Goldentop Technology Center	CA/West	Office	141,405	6/27/07	36,199	14,741
Lyberty Way	MA/East	Office	104,711	7/16/07	10,861	1,942
Austin N.W. (Canyon Hills)	TX/South	Office	68,533	12/20/07	10,429	257

2006
Merrywood Apartments	TX/South	Apt	231,363	5/24/06	18,204	2,373
Santa Clara	CA/West	Office	40,280	5/31/06	8,188	1,557
Fair Lakes	VA/East	Office	210,613	5/31/06	61,412	24,240
One Technology Drive	MA/East	Industrial	188,000	8/10/06	15,995	6,366
Plaza Ridge	VA/East	Office	158,016	11/16/06	58,022	27,941
North Andover Office Park	MA/East	Office	92,913	11/21/06	11,362	3,810

2005
Blue Ravine	CA/West	Office	47,058	7/13/05	4,764	(1,124)
Silverside Plantation	LA/South	Apt	223,812	9/19/05	22,280	7,265
Gateway Crossing	MD/East	Office	188,819	9/20/05	25,949	6,807
Essex Lane Associates	TX/South	Apt	118,798	10/5/05	13,752	5,112
Gael Apartments	TX/South	Apt	187,338	10/5/05	22,715	5,151
Telecom Business Center	CA/West	Office	101,726	12/8/05	22,570	6,943

Franklin Street Properties Corp.  December 31, 2008

Investment Banking Performance

Franklin Street Properties Corp.  December 31, 2008

FFO and FFO+GOS Reconciliations and Definitions
(in thousands except per share amounts)

	For the year ended:
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net Income	$31,959	$61,085	$110,929	$75,116	$47,763
(Gain) Loss on sale of properties	-	(23,789)	(61,438)	(30,493)	-
GAAP (income) loss from non-consolidated REITs	(2,747)	472	(1,043)	(1,418)	(1,472)
Distributions from non-consolidated REITs	5,348	1,806	783	1,217	1,582
Depreciation of real estate & intangible amortization	34,643	35,475	32,047	22,240	13,242
Funds from Operations (FFO)	69,203	75,049	81,278	66,662	61,115
Plus gains on sales of properties (GOS)	-	23,789	61,438	30,493	-
FFO+ GOS (Total Profits)	$69,203	$98,838	$142,716	$97,155	$61,115

Per Share Data:
EPS	$0.45	$0.86	$1.65	$1.32	$0.96
FFO	0.98	1.06	1.22	1.17	1.23
GOS	-	0.34	0.91	0.54	-
FFO+GOS	0.98	1.40	2.13	1.71	1.23

Weighted Average Shares (basic and diluted)	70,481	70,651	67,159	56,847	49,628

Definition of Funds From Operations (“FFO”), and FFO plus Gains on Sales (“FFO+GOS”)
The Company evaluates the performance of its reportable segments based on several measures including, Funds From Operations (“FFO”) and FFO plus Gains on Sales (“FFO+GOS” or “Total Profits”) as management believes they represent important measures of activity and are an important consideration in determining distributions paid to equity holders.  The Company defines FFO as net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains (or losses) from sales of property, and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, and after adjustments to exclude non-cash income (or losses) from non-consolidated or Sponsored REITs, plus distributions received from non-consolidated or Sponsored REITs.  The Company defines FFO+GOS as FFO as defined above, plus gains (or losses) from sales of properties and provisions for assets held for sale, if applicable.

FFO and FFO+GOS should not be considered as alternatives to net income (determined in accordance with GAAP), as indicators of the Company’s financial performance, nor as alternatives to cash flows from operating activities (determined in accordance with GAAP), nor as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define these terms in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, FFO and FFO+GOS should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

Franklin Street Properties Corp.  December 31, 2008

Reconciliation of Net Income to Property NOI: Cash and GAAP Basis
(in thousands)

					2008					2007
	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	Total	31-Mar-07	30-Jun-07	30-Sep-07	31-Dec-07	Total

Net Income	$7,386	$10,535	$7,419	$6,619	$31,959	$9,732	$32,476	$9,486	$9,391	$61,085
Add (deduct):	-	-	-	-
Investment banking segment net income	488	(3,352)	253	660	(1,951)	(3,184)	(4,012)	(180)	(2,063)	(9,439)
Management fees (before elimination)	(545)	(533)	(549)	(545)	(2,172)	(610)	(490)	(438)	(586)	(2,124)
Depreciation and Amortization	7,326	7,556	7,628	7,712	30,222	7,147	6,747	7,726	7,581	29,200
Amortization of favorable leases	1,139	1,120	1,118	906	4,283	1,271	1,173	1,137	1,242	4,823
Selling, general and administrative	895	1,534	945	854	4,228	857	941	800	841	3,440
Interest expense	1,192	1,051	1,108	1,570	4,921	2,676	1,622	1,823	1,563	7,684
Interest income	(612)	(360)	(314)	(234)	(1,520)	(2,234)	(2,152)	(1,971)	(2,118)	(8,476)
Equity in earnings of nonconsolidated REITs	(793)	(694)	(680)	(580)	(2,747)	616	142	(147)	(147)	464
Income from discontinued operations	-	-	-	-	-	(669)	(662)	72	70	(1,190)
Gain on sale of assets	-	-	-	-	-	-	(21,590)	(1,942)	(257)	(23,789)
Non-property specific income and expenses, net	59	(14)	(86)	91	50	(1,099)	(77)	(833)	(127)	(2,136)
GAAP Property NOI	16,535	16,843	16,842	17,053	67,273	14,503	14,115	15,533	15,390	59,541
Straight-line rent	(250)	(257)	(345)	(554)	(1,406)	(1,171)	(781)	(838)	(379)	(3,169)
Cash Property NOI	$16,285	$16,586	$16,497	$16,499	$65,867	$13,332	$13,334	$14,695	$15,011	$56,372

Franklin Street Properties Corp.  December 31, 2008